Revenue	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Revenue Disaggregation
Geographic Areas
The Company had total revenue in the following geographic areas for the years ended December 31, as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
US	$2,219,561	$1,998,796	$1,542,076
Canada	120,123	125,536	116,070
Mexico	25,083	18,291	14,834
Total revenues	$2,364,767	$2,142,623	$1,672,980
Major Product and Service Lines
Equipment leasing is the Company's core business and the primary driver of the Company's revenue and cash flows. This includes turnkey temporary modular space and portable storage units along with VAPS, which include furniture, steps, ramps, basic appliances, internet connectivity devices, integral tool racking, heavy duty capacity shelving, workstations, electrical and lighting products and other items used by customers in connection with the Company's products. The Company also offers its lease customers a damage waiver program that protects them in case the leased unit is damaged. Leasing is complemented by new unit sales and sales of rental units. In connection with its leasing and sales activities, the Company provides services including delivery and installation, maintenance and ad hoc services and removal services at the end of lease transactions. The Company’s revenue by major product and service line for the years ended December 31, was as follows:

	Years Ended December 31,
(in thousands)	2023	2022	2021
Modular space leasing revenue	$953,822	$840,926	$697,852
Portable storage leasing revenue	396,781	361,197	233,868
VAPS and third party leasing revenues(a)	391,948	343,625	263,021
Other leasing-related revenue(b)	91,384	75,942	57,749
Leasing revenue	1,833,935	1,621,690	1,252,490
Delivery and installation revenue	437,179	429,152	321,129
Total leasing and services revenue	2,271,114	2,050,842	1,573,619
New unit sales revenue	48,129	40,338	46,993
Rental unit sales revenue	45,524	51,443	52,368
Total revenues	$2,364,767	$2,142,623	$1,672,980
(a) Includes $23.9 million, $25.3 million, and $17.1 million of VAPS service revenue for the years ended December 31, 2023, 2022 and 2021, respectively.
(b) Includes primarily damage billings, delinquent payment charges, and other processing fees.
Leasing and Services Revenue
The majority of revenue (77%, 75%, and 74% for the years ended December 31, 2023, 2022 and 2021, respectively) is generated by lease income subject to the guidance of ASC 842. The remaining revenue is generated by performance obligations in contracts with customers for services or sale of units subject to the guidance in ASC 606.
At December 31, 2023 and for the years ended December 31, 2024 through 2028 and thereafter, future committed leasing revenues under non-cancelable operating leases with the Company’s customers, excluding revenue from delivery and installation and potential lease extensions, were as follows:

(in thousands)	Operating Leases
2024	$367,965
2025	129,048
2026	42,698
2027	17,988
2028	7,887
Thereafter	5,399
Total	$570,985
Receivables
The Company manages credit risk associated with its accounts receivables at the customer level. Because the same customers generate the revenues that are accounted for under both ASC 606 and ASC 842, the discussions below on credit risk and the Company's allowance for credit losses address the Company's total revenues.
Concentration of credit risk with respect to the Company's receivables is limited because of a large number of geographically diverse customers who operate in a variety of end user markets. No single customer accounted for more than 1.0% and 1.7% of the Company’s receivables at December 31, 2023 and 2022, respectively. The Company's top five customers with the largest open receivables balances represented 4.3% and 5.4% of the total receivables balance as of December 31, 2023 and 2022, respectively. The Company manages credit risk through credit approvals, credit limits, and other monitoring procedures.
The Company's allowance for credit losses reflects its estimate of the amount of receivables that it will be unable to collect. The estimated losses are calculated using the loss rate method based upon a review of outstanding receivables, related aging, and historical collection experience. The Company's estimates reflect changing circumstances, and the Company may be required to increase or decrease its allowance. During the years ended December 31, 2023, 2022 and 2021, the Company recognized bad debt expense to reflect changes in the allowance for credit losses of $23.4 million, $10.4 million, and $16.4 million, respectively, within SG&A expense in its consolidated statements of operations. For the years ended December 31, 2023, 2022 and 2021, the provision for credit losses included $25.2 million, $23.7 million and $19.8 million, respectively, recorded as a reduction to revenue for the provision of specific receivables whose collection was not considered probable.
Contract Assets and Liabilities
When customers are billed in advance for services, the Company defers recognition of revenue until the related services are performed, which generally occurs at the end of the contract. The balance sheet classification of deferred revenue is determined based on the contractual lease term. For contracts that continue beyond their initial contractual lease term, revenue continues to be deferred until the services are performed. As of December 31, 2023 and 2022, the Company had approximately $124.1 million and $102.2 million, respectively, of deferred revenue related to services billed in advance. During the years ended December 31, 2023, 2022 and 2021, $67.6 million, $47.2 million and $38.8 million, respectively, of deferred revenue billed in advance was recognized as revenue.
The Company does not have material contract assets, and it did not recognize any material impairments of any contract assets.
The Company's uncompleted contracts with customers have unsatisfied (or partially satisfied) performance obligations. For the future services revenues that are expected to be recognized within twelve months, the Company has elected to utilize the optional disclosure exemption made available regarding transaction price allocated to unsatisfied (or partially unsatisfied) performance obligations. The transaction price for performance obligations that will be completed in greater than twelve months is variable based on the market rate in place at the time those services are provided, and therefore, the Company is applying the optional exemption to omit disclosure of such amounts.
The primary costs to obtain contracts for new and rental unit sales with the Company's customers are commissions. The Company pays its sales force commissions on the sale of new and rental units. For new and rental unit sales, the period benefited by each commission is less than one year. As a result, the Company has applied the practical expedient for incremental costs of obtaining a sales contract and expenses commissions as incurred.